UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 21, 2005


                             CHARMING SHOPPES, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


        PENNSYLVANIA                 000-07258                   23-1721355
        ------------                 ---------                   ----------
(State or other jurisdiction  (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)

                 450 WINKS LANE, BENSALEM, PA            19020
                 ----------------------------            -----
            (Address of principal executive offices)   (Zip Code)

        Registrant's telephone number, including area code (215) 245-9100
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01. Entry into a Material Definitive Agreement.

     Charming Shoppes, Inc. (the "Company") granted restricted stock awards to the following executive officers, each of whom were named in the Company's 2005 Proxy Statement (the "Executive Officers"): Dorrit J. Bern, the Company's Chairman of the Board, President, and Chief Executive Officer; Eric M. Specter, the Company's Executive Vice President and Chief Financial Officer; and Colin D. Stern, the Company's Executive Vice President, General Counsel, and Secretary. The restricted stock awards were approved by the Compensation and Stock Option Committee of the Company's Board of Directors on September 21, 2005, and, in addition, by the Board of Directors on September 22, 2005 with respect to Ms. Bern. These grants were made pursuant to the Charming Shoppes, Inc. 2004 Stock Award and Incentive Plan (the "2004 Plan"), which was approved by the Company's Board of Directors on April 30, 2004 and by the Company's shareholders on June 24, 2004. The 2004 Plan was filed with the Securities and Exchange Commission on May 19, 2004 as Appendix "B" to the Company's 2004 Proxy Statement pursuant to
Section 14 of the Securities Exchange Act of 1934. Following is a brief description of the general terms of the restricted stock awards, which is qualified in its entirety by reference to the full text of the 2004 Plan filed as "Appendix B" to the Company's 2004 Proxy Statement and by reference to the full text of the Forms of Restricted Stock Agreement incorporated by reference as Exhibits under Section 9.01 of this Report on Form 8-K.

     The award granted to Ms. Bern was granted under a Form of Restricted Stock Agreement substantially identical to the Form of Restricted Stock Agreement incorporated by reference as Exhibit 99.1 to this Report on Form 8-K, except that restrictions on the shares awarded lapse as to 33% of the total number of shares granted on each of the first and second anniversaries of the date of grant, and as to 34% of the total number of shares granted on the third anniversary of the date of grant. In general, the shares of restricted stock are subject to forfeiture during the restricted period upon termination of employment for any reason other than death, disability, retirement, termination by the employee for good reason, or termination by the Company for reasons other than cause. The terms "disability," "good reason," and "cause" have the meanings ascribed to such terms in the Employment Agreement by and between the Company and Dorrit J. Bern dated as of January 1, 2005 (the "Employment Agreement"), filed as Exhibit 99.1 to the Company's Report on Form 8-K dated January 3, 2005 and filed on January 4, 2005. In addition, the lapse of restrictions on shares issued under the Restricted Stock Agreement will be accelerated if Ms. Bern resigns for good reason, is terminated without cause, dies, or becomes disabled, or in the event of a change in control of the Company (as defined in the Employment Agreement), and the restricted shares will vest immediately. A non-renewal of the Employment Agreement by the Company will be treated as a termination for good reason. If Ms. Bern elects to defer any of the restricted shares pursuant to the Company's Variable Deferred Compensation Plan for Executives or a successor plan (the "Deferred Compensation Plan"), the terms of the Deferred Compensation Plan will govern the timing of payment of vested restricted shares. The number of restricted shares granted to Ms. Bern under the Restricted Stock Agreement was 27,000 shares.




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


     The awards granted to Messrs. Specter and Stern were granted under a Form of Restricted Stock Agreement substantially identical to the Form of Restricted Stock Agreement incorporated by reference as Exhibit 99.2 to this Report on Form 8-K, except that restrictions on the shares awarded lapse as to 33% of the total number of shares granted on each of the first and second anniversaries of the date of grant, and as to 34% of the total number of shares granted on the third anniversary of the date of grant. In general, the shares of restricted stock are subject to forfeiture during the restricted period upon termination of employment for any reason other than death, permanent disability, retirement, or involuntary termination by the Company for reasons other than cause (as defined in the Restricted Stock Agreement). In addition, the lapse of restrictions on shares issued under the Restricted Stock Agreement will be accelerated in the event of a change in control of the Company (as defined in the Restricted Stock Agreement), and the restricted shares will vest immediately. If the Executive Officer elects to defer any of the restricted shares pursuant to the Deferred Compensation Plan, the terms of the Deferred Compensation Plan will govern the timing of payment of vested restricted shares. The number of restricted shares granted under the Restricted Stock Agreements was 9,000 shares for Mr. Specter and 4,500 shares for Mr. Stern.


Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits, including those incorporated by reference.

     The following is a list of Exhibits filed as part of this Report on Form 8-K. Where so indicated, Exhibits that were previously filed are incorporated by reference. For Exhibits incorporated by reference, the location of the Exhibit in the previous filing is indicated in parentheses.

Exhibit No.  Description
-----------  -----------
   99.1 Form of Charming Shoppes, Inc. 2004 Stock Award and Incentive Plan Restricted Stock Agreement between Charming Shoppes, Inc. and Dorrit J. Bern, incorporated by reference to Form 8-K of the Registrant dated February 7, 2005, filed on February 11, 2005. (File No. 000-07258, Exhibit 99.1).

   99.2 Form of Charming Shoppes, Inc. 2004 Stock Award and Incentive Plan Restricted Stock Agreement - Section 16 Officers, incorporated by reference to Form 8-K of the Registrant dated February 7, 2005, filed on February 11, 2005. (File No. 000-07258, Exhibit 99.2).





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CHARMING SHOPPES, INC.
                                                ----------------------
                                                    (Registrant)

Date: September 27, 2005
                                                 /S/ ERIC M. SPECTER
                                                 -------------------
                                                   Eric M. Specter
                                               Executive Vice President
                                               Chief Financial Officer




























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                                  EXHIBIT INDEX


Exhibit No.  Description
-----------  -----------
   99.1 Form of Charming Shoppes, Inc. 2004 Stock Award and Incentive Plan Restricted Stock Agreement between Charming Shoppes, Inc. and Dorrit J. Bern, incorporated by reference to Form 8-K of the Registrant dated February 7, 2005, filed on February 11, 2005. (File No. 000-07258, Exhibit 99.1).

   99.2 Form of Charming Shoppes, Inc. 2004 Stock Award and Incentive Plan Restricted Stock Agreement - Section 16 Officers, incorporated by reference to Form 8-K of the Registrant dated February 7, 2005, filed on February 11, 2005. (File No. 000-07258, Exhibit 99.2).






























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